UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 28, 2012
DATE OF EARLIEST EVENT REPORTED: June 26, 2012

000-53725
(Commission file number)

 Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

P.O. Box 710152
Houston, Texas 77271
 (Address of principal executive offices)

(281) 453-2888
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

On January 13, 2012, Blast Energy Services, Inc., a Texas corporation (the “Company”, “we” and “us”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Blast Acquisition Corp., a newly formed wholly-owned Nevada subsidiary of the Company (“MergerCo”), and Pacific Energy Development Corp., a privately-held Nevada corporation (“PEDCO”), pursuant to which MergerCo will be merged with and into PEDCO, with PEDCO being the surviving entity and becoming a wholly-owned subsidiary of the Company, (the “Merger”).

In connection with the Merger Agreement, the Company entered into other agreements, including the Debt Conversion Agreement (the “BMC Debt Conversion Agreement”) with Berg McAfee Companies, LLC, a California limited liability company (“BMC”), and Clyde Berg, an individual (“Berg”).  The Company had previously entered into: (1) a Secured Promissory Note Agreement, dated February 27, 2008, as amended on January 5, 2011, with BMC in the aggregate principal amount of $1,120,000 (the "BMC Note"); and (2) a Promissory Note, dated May 19, 2011, with Berg in the aggregate principal amount of $100,000 (the "Berg Note" and collectively with the BMC Note, the “Notes”).  Both the Merger Agreement and the Debt Conversion Agreement are described in detail in the Company’s Current Report on Form 8-K, dated January 20, 2012 (the "Prior 8-K").  Subsequent amendments to those agreements were filed in the Company’s Current Report on Form 8-K filed on May 31, 2012.

On June 26, 2012, the Company provided BMC and Berg notice of its intent to exercise its rights under the BMC Debt Conversion Agreement.  On June 27, 2012, all amounts of principal and accrued interest under the Notes, which totaled $1,636,253, were extinguished in connection with the issuance of shares of common stock in the Company as follows: $1,508,553 of principal and interest was converted into 75,427,650 shares of common stock under the BMC Note, and $127,700 of principal and interest was converted into 6,385,000 shares of common stock under the Berg Note, for a total of 81,812,650 shares of common stock.  The shares were issued at a conversion price of $0.02 per share of common stock as provided for in the Debt Conversion Agreement, and represent 49% of the total outstanding shares of common stock of the Company (167,088,555 shares, including preferred stock on an as-converted basis, i.e., 2.5 shares of common stock for each share of Series A preferred stock).

 The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuances did not involve a public offering, the recipients took the securities for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients were  “accredited investors”. No underwriters or agents were involved in the foregoing issuances and the Company paid no underwriting discounts or commissions.

ITEM 5.01	Changes in Control of Registrant

On June 27, 2012, the issuance of the shares of common stock under the Debt Conversion Agreement, which is discussed in Item 3.02 and incorporated herein by reference, resulted in a change in control of the Company within the meaning of Item 5.01 of Form 8-K.  As a result of the issuance of 81,812,650 shares of common stock described above, Eric A. McAfee now beneficially owns 94,954,184 shares of common stock of Company, or 57% of our outstanding common stock (which includes 50% of our outstanding Series A preferred stock, voting on an as-converted basis, i.e., 2.5 shares of common stock for each share of Series A preferred stock).   Clyde Berg now beneficially owns 100,501,086 shares of common stock of the Company, or 60% of our outstanding common stock (which includes 50% of our outstanding Series A preferred stock, voting on an as-converted basis, i.e., 2.5 shares of common stock for each share of Series A preferred stock).  Collectively, Mr. McAfee and Mr. Berg own 67% of our outstanding common stock (which includes 100% of our outstanding Series A preferred stock, voting on an as-converted basis, i.e., 2.5 shares of common stock for each share of Series A preferred stock).  All common and preferred stock held by Mr. McAfee and Mr. Berg, and affiliated parties, are subject to a voting agreement, dated January 13, 2012 which is described in detail in the Prior 8-K.  Under the voting agreement, Mr. McAfee and Mr. Berg agreed to vote the outstanding capital stock they beneficially own in favor of the Merger Agreement and the approval of the amended and restated certificate of formation and the amended and restated certificate of designations described in greater detail in our Proxy Statement (defined below).

Item 8.01.	Other Events.

In anticipation of the submission to the Company’s stockholders for a vote in connection with the approval of the Merger Agreement referenced in Item 3.02 above, the approval of the amended and restated certificate of formation and the amended and restated certificate of designations, and other matters as described in greater detail in the Company’s Preliminary Proxy statement, filed with the SEC on June 4, 2012 and as will be described in a Definitive Proxy Statement to be filed subsequent to the date of this Report (collectively, the “Proxy Statement”), the Board of Directors has called a special meeting of shareholders of the Company (the “Special Meeting”).   The Special Meeting has been scheduled for July 27, 2012.  The record date for the Special Meeting has been set as the close of business on June 27, 2012.

Important Additional Information

The Company will be filing a definitive proxy statement and other documents regarding the Special Meeting with the Securities and Exchange Commission (the “SEC”). The Company’s shareholders are urged to read the definitive proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Special Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov) and may request a free paper copy of the Company’s proxy statement and other documents by contacting the Secretary of the Company at the address listed above.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description
10.1(1)	BMC Debt Conversion Agreement, dated January 13, 2012
10.2(2)	First Amendment To The Voting Agreement and The Debt Conversion Agreement with BMC

(1) Filed as exhibits to the Company’s Form 8-K, filed with the Commission on January 20, 2012, and incorporated herein by reference.

(2) Filed as exhibits to the Company’s Form 8-K, filed with the Commission on May 31, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blast Energy Services, Inc.

By:	/s/ Roger P. (Pat) Herbert
Roger P. (Pat) Herbert
Interim President and CEO

Date: June 28, 2012